Exhibit 10.36

Second Amendment Agreement

SECOND AMENDMENT AGREEMENT

THIS SECOND AMENDMENT OF THE THIRD AMENDED AND RESTATED POWER PURCHASE AGREEMENT ("SECOND AMENDMENT AGREEMENT") is dated December 20th, 2016 ("Effective Date").

BETWEEN:

(1) THE KENYA POWER AND LIGHTING COMPANY LIMITED, a company incorporated in Kenya with its registered office at Stima Plaza, PO Box 30099-00100, Nairobi, Kenya ("KPLC"),

and

(2) ORPOWER 4, INC. a company incorporated in the Cayman Islands, British West Indies, with its registered office in Grand Cayman, British West Indies, with an office at 6225 Neil Road, Reno, Nevada, U.S.A, and which acts through its branch at Off Moi South Lake Road, Hellsgate National Park, P.O. Box 1566-20777, Naivasha, Kenya ("OrPower 4").

WHEREAS:

(A)	KPLC and OrPower 4 entered into the original Power Purchase Agreement on 5 November 1998 with respect to the Olkaria III geothermal power project, located in Hell's Gate National Park ("Project").
(B)

KPLC and OrPower 4 subsequently entered into a series of agreements which amended and replaced the original Power Purchase Agreement of 5 November 1998, namely: the First Supplemental Agreement dated 21 July 2000 modifying the terms of the original Power Purchase Agreement, the Second Supplemental Agreement dated 17 April 2003 modifying the terms of the original Power Purchase Agreement and of the First Supplemental Agreement, the Amended and Restated Power Purchase Agreement dated January 19, 2007, the Second Amended and Restated Power Purchase Agreement dated March 29, 2011, and the Third Amended and Restated Power Purchase Agreement dated November 26, 2014. The parties then entered into the Amendment and Termination Agreement dated October 30, 2015 ("First Amendment Agreement"), which amended the Third Amended and Restated Power Purchase Agreement dated November 26, 2014 (as amended by the First Amendment Agreement, the "Third A&R PPA").

(C)	KPLC and OrPower 4 have agreed to execute certain additional amendments to the Third A&R PPA by way of this Second Amendment, all in accordance with the terms and conditions hereto.

Second Amendment Agreement

WITNESSETH as follows:

1.    DEFINITIONS

Unless specifically defined otherwise in this Second Amendment Agreement, all capitalized terms shall be assigned the definitions as described under Clause 1.1 of the Third A&R PPA, and the rules of interpretation as described under Clause 1.2 of the Third A&R PPA shall govern.

"Effective Date": the date when this Second Amendment Agreement is executed in full by the Parties, pursuant to the approvals of each of the Energy Regulatory Commission and of the Project's lenders.

2.    EFFECTIVENESS

This Second Amendment Agreement shall enter into effect on the Effective Date.

3.    AMENDMENTS TO THE THIRD A&R PPA

3.1 The Parties agree that the Contracted Capacity of the First Plant shall be increased from forty-eight (48) to fifty-eight (58) MW by the execution of the First Plant Additional Unit, and the total aggregate capacity that the Fourth Plant may be increased in accordance with the Third A&R PPA therefore adjusted from 100 MW to 90 MW.

The Parties thereby agree that the following definitions and clauses of the Third A&R PPA are hereby amended as described below:

Clause 1: Amendment. Restatement, Definitions and Interpretation

Certain existing definitions of Clause 1 are deleted and replaced in their entirety and certain new definitions are hereby added to Clause 1, as follows:

"Contracted Plant Capacity" or "Contracted Capacity": The definition is hereby replaced in its entirety as follows:

"for each Plant, the capacity of such Plant at the reference conditions specified in paragraph 1.2(b)(ii) of Part A of Schedule 2 being at the Signature Date, (i) for the First Plant prior to the incorporation of the First Plant Additional Unit, forty-eight (48) MW, and at and after the Full Commercial Operation Date of the Expanded First Plant, fifty‐eight (58) MW, for the Second Plant thirty-six (36) MW, for the Third Plant, sixteen (16) MW), and, for the Fourth Plant, twenty-nine (29) MW, which capacity may be increased from time to time as shall be stated in the Notice(s) of Fourth Plant Exercise (up to ninety (90) MW) or, (ii) such other amount as may be agreed or determined from time to time pursuant to Clauses 5.4, 9.8A, 9.8B, 9.8C, 9.10 and 9.11;

"Daily Liquidated Damages Sum": an amount of US$0.50 per kW of Contracted Early Generation Capacity or, for each new Plant, Contracted Plant Capacity of such Plant or, for each new additional Unit to an existing Plant, (such as in the case of the First Plant Additional Unit), US$0.50 per kW of the capacity of such new additional Unit.

"Establishment Date of the First Plant": The definition is hereby replaced in its entirety as follows:

Second Amendment Agreement

"Establishment Date of the First Plant: with respect to the First Plant prior to the incorporation of the First Plant Additional Unit, the date by which the last of the following activities and events have occurred (except, with respect to subclauses (ii), (iii) and (iv), to the extent waived by the benefiting Party):

(i)    the Amended and Restated Power Purchase Agreement of January 19, 2007 and the Olkaria III Project Security Agreement of January 19, 2007 have been duly executed and delivered by the Parties after receipt of all necessary approvals;

(ii)    the initial Letter of Credit for the First Plant has been issued in its full amount in favour of and delivered to the Seller;

(iii)    the Construction Bond for the First Plant has been issued in its full amount in favour of and delivered to KPLC, as described in Clause 3.6 hereto; and

(iv)    the Electricity Regulatory Commission will have approved KPLC's application for pass through of the component of the Capacity Charges provided under Parts A and B of Schedule 5, or as may be otherwise agreed by KPLC and approved by the Electricity Regulatory Commission.

The following new definition is added:

"Establishment Date of the Expanded First Plant:

with respect to the Expanded First Plant, the date by which the last of the following activities and events have occurred (except, with respect to subclause (iii), to the extent waived by the benefiting Party):

(i)    The Energy Regulatory Commission has issued an amendment and extension of the Electric Power Generation License incorporating the Expanded First Plant in a form agreed by the Seller;

(ii)    NEMA and any other necessary Governmental Authorities have issued required approvals for the establishment of the Expanded First Plant;

(iii)    the GOK has issued an amendment to the GOK Letter incorporating the Expanded First Plant in a form agreed by the Seller; and

(iv)    Seller's lenders have approved the First Plant Additional Unit."

“First Plant": The definition is hereby replaced in its entirety as follows:

"means, prior to the Full Commercial Operation Date of the Expanded First Plant, the forty eight (48) MW plant which was constructed prior to and is under operation as of the Signature Date, and, after the Full Commercial Operation Date of the Expanded First Plant, the Expanded First Plant, being the fifty-eight (58) MW plant described in Part A of Schedule 2;"

The following new definition is added:

"First Plant Additional Unit": means the performance of works, including drilling works, replacement of equipment and addition of new equipment to the First Plant, all as described in Part A of Schedule 2;"

"Long Stop Date": The following phrase is added at the end of the clause:

"and the Long Stop Full Commercial Operation Date for the Expanded First Plant";

"Long Stop Full Commercial Operation Date": The phrase "For the First Plant the date falling thirty-six (36) months after the Establishment Date of the First Plant" shall be deleted and replaced by:

"For the First Plant and for the Expanded First Plant, the date falling thirty-six (36) months after its relevant Establishment Date;"

Second Amendment Agreement

"Required Full Commercial Operation Date": The following is added after the phrase "after the Establishment Date of the First Plant":

"for the Expanded First Plant, the date eighteen (18) months after the Establishment Date of the Expanded First Plant,"

"Target Establishment Date": The following is added at the end of the definition:

"and for the Expanded First Plant, the date which is one month after the Effective Date of the Second Amendment Agreement;"

The following new definition is added:

"Expanded First Plant": as of and after the Full Commercial Operation Date of the Expanded First Plant, means the fifty-eight (58) MW plant described in Part A of Schedule 2; "

Clause 2: Scope and Duration

Certain existing clauses of Clause 2 are deleted and replaced in their entirety and certain new definitions are hereby added to Clause 2, as follows:

The following new paragraph is hereby added at the end of Clause 2.1:

“Until such time that the Full Commercial Operation Date is achieved for the Expanded First Plant, the terms of this Agreement with respect to the First Plant shall remain unaffected, and each of the Party's respective obligations shall continue to be performed with respect to the First Plant and its Units prior to incorporation of the First Plant Additional Unit. When the Full Commercial Operation Date is achieved for the Expanded First Plant, the performance of the Parties' respective obligations with respect to the First Plant under the terms of this Agreement shall be with respect to the Expanded First Plant."

Clause 2.2.1: The wording "December 31, 2033" is hereby deleted and replaced by the following: "May 30, 2034".

Clause 2.4: The wording "and this Third Amended and Restated Power Purchase Agreement" is hereby deleted and replaced by the following:

"the Third Amended and Restated Power Purchase Agreement dated November 26, 2014, and the Amendment and Termination Agreement dated October 30, 2015".

Clause 5: Geothermal Reservoir Appraisal and Development

Clause 5.12: The phrase appearing in the parenthetical "(up to 50 MW") is deleted and replaced by "(up to 90 MW")."

The following new clause 6.7A is hereby added after Clause 6.7.

"Clause 6.7A: Failure to Achieve Full Commercial Operation Date of the Expanded First Plant by its Required Full Commercial Operation Date: If the Full Commercial Operation Date of the Expanded First Plant has not occurred by its Required Full Commercial Operation Date (otherwise than due to Force Majeure or default by KPLC or GOK pursuant to the GOK Letter) then:

(a)

for each day occurring after the date which is 14 (fourteen) days after the Required Full Commercial Operation Date for the Expanded First Plant and before the Full Commercial Operation Date of the Expanded First Plant, the Seller shall pay monthly, in arrears, to KPLC the Daily Liquidated Damages Sum for the First Plant Additional Unit up to a total aggregate sum of one million United States Dollars (US$1,000,000); and

(b)

the Seller shall have no further liability to KPLC in respect of such delay, and payment by the Seller to KPLC under this Clause 6.7A shall constitute KPLC's sole and exclusive remedy for the Seller's failure to achieve the Required Full Commercial Operation Date of the Expanded First Plant."

Second Amendment Agreement

The title of Clause 6.8 is hereby deleted and replaced as follows

"Clause 6.8: Long Stop Dates for the Early Generation Facility and the First Plant prior to incorporation of the First Plant Additional Unit"

The following new clause 6.8D is hereby added after clause 6.8C:

“Clause 6.8D Long Stop Date for the Expanded First Plant

(a)    If other than by reason of Force Majeure or default by KPLC, the Seller failed to achieve the Full Commercial Operation Date of the Expanded First Plant by the Long Stop Full Commercial Operation Date for the Expanded First Plant, KPLC may terminate the obligations of the Parties under this Agreement solely with respect to the First Plant Additional Unit. Any such termination of the First Plant Additional Unit shall only affect the First Plant Additional Unit, and shall be without prejudice to any rights accrued due to either party with respect to the existing First Plant (exclusive of the First Plant Additional Unit) and the other Plants as at the date of termination; and

(b)    any such Seller failure described in subsection (a) above shall not be a Seller Event of Default under Clause 16.1 or otherwise for the purposes of this Agreement, and any such termination of the obligations of the Parties under this Agreement with respect to the First Plant Additional Unit shall not affect the Parties' respective rights and obligations with respect to the First Plant and its Units and the other Plants prior to the incorporation of the First Plant Additional Unit which have achieved the Full Commercial Operation Date, which shall continue to bind each of them."

Clause 7.6: KPLC's Transmission Interconnector and KPLC's Connection Facilities

The following new paragraph is hereby added at the end of Clause 7.6:

"KPLC shall complete the installation, testing and Commissioning of KPLC's Connection Facilities (if not completed prior) and shall accept and evacuate the aggregate output of the Expanded First Plant (together with the Second, Third and Fourth Plants) no later than two (2) months prior to the Required Full Commercial Operation Date of the Expanded First Plant, provided, however, that in case the Seller shall notify KPLC in writing that it anticipates to complete the Expanded First Plant earlier than its then scheduled Full Commercial Operation Date, (but in any case not earlier than June 15, 2017) the parties shall mutually endeavor to accommodate such acceleration."

Second Amendment Agreement

Clause 7.10 Plant Commercial Operations Tests:

The title of Section 7.10 (a) "First Plant" is hereby deleted and replaced by the following title:

"7.10 (a) (i) First Plant (prior to First Plant Additional Unit):"

The following new subsection 7.10 (a) (ii) is hereby added after clause 7.10(a)(i):"

"(ii) Expanded First Plant:

The above testing regime shall be performed for the First Plant Additional Unit and Expanded First Plant (without requiring Unit testing of the Units other than the First Plant Additional Unit), including the procurement of an independent engineer certificate certifying that the Expanded First Plant is available for full commercial operation, and Seller issuance of a certificate notifying KPLC of the Full Commercial Operation Date of the Expanded First Plant, being a date no later than twenty-one days after the date of such notice. The Seller shall not notify KPLC of such Full Commercial Operation Date of the Expanded First Plant until such time as the other Units of the First Plant (other than the First Plant Additional Unit) have been reenergized and the Expanded First Plant has passed the Plant Commercial Operations Tests;"

Subsection 7.10 (e) Plant Interruptions is hereby deleted and replaced in its entirety as follows:

“The Parties recognize that, for a limited period, Seller may not be able to deliver electricity to KPLC from all or some of the then existing Plant(s) at the time of Commissioning and Testing of a new Plant or, in the case of the Expanded First Plant or a Subsequent Notice of Fourth Plant Exercise, the additional new Unit(s). The Seller shall keep KPLC informed of any need to disconnect or cease deliveries during the Commissioning and Testing period(s) of each new Plant, the Expanded First Plant or Units, which may occur for a period of up to no more than 14 days (or a longer period as may be mutually agreed) for each such Commissioning and Testing. In the case of such Plant(s) interruption, Seller shall have no obligation to produce energy or make capacity available during such period by untested new additional Units, nor shall the same be considered an Availability Failure or computed to the detriment of Seller with respect to meeting Availability requirements or as part of maintenance allowances described in Schedule 3 hereto, and KPLC shall not be required to make any payments to the Seller in respect to energy or capacity which is not provided by the untested new additional Unit of the interrupted Plant(s) during the interruption."

Clause 7.11A: Payment during Expanded First Plant testing:

At the end of the clause, add the following paragraph:

"With respect to the First Plant: prior to the Full Commercial Operation Date of the Expanded First Plant, including during Unit testing of the First Plant Additional Unit and the plant testing of the Expanded First Plant, KPLC shall continue to pay Capacity Payments for the First Plant, and Energy Charges for all Net Electrical Output supplied by the First Plant and by the First Plant Additional Unit. From the Full Commercial Operation Date of the Expanded First Plant, KPLC shall pay Energy Charges and Capacity Payments for the Expanded First Plant, all in accordance with Schedule 5 and the List of Abbreviations Schedule as amended under the Second Amendment Agreement".

Second Amendment Agreement

Clause 7.13: KPLC failure to complete KPLC's Connection Facilities or KPLC's Transmission Interconnector is hereby deleted and replaced by the following:

"7.13 KPLC failure to complete KPLC's Connection Facilities or KPLC's Transmission Interconnector or Accept Output for Commissioning and Testing: In the event that the Seller is unable to undertake the Commissioning and/or testing of a Unit or a Plant (including, pursuant to an Initial Notice of Fourth Plant Exercise or a Subsequent Notice of Fourth Plant Exercise, or with respect to the First Plant Additional Unit or Expanded First Plant, according to the case) solely due to a failure by KPLC to complete its facilities (if not completed prior) or to accept and evacuate the aggregate output of the Expanded First Plant (together with the Second, Third and Fourth Plants) by, as applicable, the Required Early Generation Commercial Operation Date or, with respect to each Plant, including the Expanded First Plant, its respective Required Full Commercial Operation Date, KPLC shall pay to the Seller monthly (and pro-rated for any proportion of the month), in arrears, an amount, as applicable, which is equal, with respect to the Early Generation Facility, to the Capacity Payment based on the Contracted Early Generation Capacity or, with respect to the affected Plant, the Contracted Plant Capacity of such Plant (and, with respect to the First Plant Additional Unit, the Expanded First Plant and under any Subsequent Notice of Fourth Plant Exercise, as the Contracted Plant Capacity of the affected Plants are adjusted by the addition of such Unit(s) (as the case may be)."

Clause 9.8A Revision to Contracted Plant Capacity:

In the second sentence of Clause 9.8A, the phrase" the Contracted Plant Capacity agreed at the end of the Appraisal Period, for the Second Plant, 36 MW, for the Third Plant, 16 MW, and, for the Fourth Plant, the Contracted Plant Capacity stated in the Notice(s) of Fourth Plant Exercise" shall be deleted and replaced by:

"prior to the Commercial Operation Date of the Expanded First Plant, 48 MW, and after the Commercial Operation Date of the Expanded First Plant, 58 MW, for the Second Plant, 36 MW, for the Third Plant, 16 MW, and, for the Fourth Plant, 29 MW as such capacity may be increased under Subsequent Notice(s) of Fourth Plant Exercise".

Clause 9.8C Notice of Fourth Plant Exercise:

In the second paragraph, the phrase "100 MW" included in the parenthetical shall be deleted and replaced by "90 MW".

Clause 16.5 Termination

The parenthetical "or, where the Fourth Plant has achieved its Full Commercial Operation Date, with respect to the additional Fourth Plant Units contemplated under a revised Notice of Fourth Plant Exercise)" shall be deleted and replaced by the following:

"(and, (i) regarding the Fourth Plant, solely with respect to additional Fourth Plant Units contemplated under a revised Notice of Fourth Plant Exercise and which are the cause and subject of the Event of Default, or (ii) regarding the First Plant, solely with respect to the First Plant Additional Unit that is the cause and subject of the Event of Default)"

3.1.2    The Parties further agree that the following definitions and clauses of the Schedules of the Third A&R PPA are hereby amended as described below:

List of Abbreviations and Schedule 5 Part B: Plant Tariff

The List of Abbreviations is deleted and replaced in its entirety by the attached List of Abbreviations.

With effect from the Full Commercial Operation Date of the Expanded First Plant Schedule 5 Part B, Part Bl: First Plant Tariff shall be deemed to be deleted and replaced in its entirety by the attached Schedule 5 Part B, Part Bl.

Schedule 2: Facilities to be installed by KPLC and the Seller:

Part A, Section 1A (Functional Specification of the Early Generation Facility and each Plant - General). Subsection 1.1(c) (Project Description - General Description), the second sentence of the fourth paragraph (commencing "The First Plant consists of" is hereby deleted and replaced as follows:

"The Expanded First Plant consists of two (2) modified binary energy converter Units of the Early Generation Facility (Units 1, and 2) , three (3) enhanced binary energy converter Units (Units 4, 5 and 6), and one additional binary energy converter Unit (Unit 7)."

Second Amendment Agreement

Part F: Rated Capacity

The table appearing in Part F and explanatory notes are hereby deleted and replaced by the following:

	Capacity in MW (at reference conditions (see Note (1)), measured by the Metering System)	Comments
First Plant	58.0
Unit Number
Unit 1	5.0	Note (2)
Unit 2	5.0	Note (2)

Unit 4	12.66	Note (2)
Unit 5	12.66	Note (2)
Unit 6	12.66	Note (2)
Unit 7	10
Second Plant	36.0
Unit Number
Unit 21	12
Unit 22	12

Second Amendment Agreement

Unit 23	12
Third Plant	16.0
Unit 31	10.66
Unit 32	5.3
Fourth Plant	29
Unit 41	14.68
Unit 42	14.68
		Note (3)
		Note (3)
		Note (3)

Notes:

1.    Reference Conditions are specified in Part A of Schedule 2.

2.    Already tested as part of the First Plant.

3.    To be determined under Subsequent Notice(s) of Fourth Plant Exercise. "

Schedule 3: Maintenance Allowances of the Early Generation Facility and each Plant

The table for the First Plant is hereby deleted and replaced by the following:

First Plant (at 58 MW)
Contract Year	Contracted Capacity (kW)	Annual Scheduled Maintenance Allowance SMA (kWh)
1	58,000	10,163,000
2	58,000	10,163,000
3	58,000	10,163,000
4	58,000	10,163,000
5	58,000	10,163,000
6	58,000	10,163,000
7	58,000	10,163,000
8	58,000	10,163,000
9	58,000	10,163,000
10	58,000	10,163,000
11	58,000	10,163,000
12	58,000	10,163,000
13	58,000	10,163,000
14	58,000	10,163,000
15	58,000	10,163,000
16	58,000	10,163,000
17	58,000	10,163,000
18	58,000	10,163,000
19	58,000	10,163,000
20	58,000	10,163,000

Second Amendment Agreement

Schedule 4: Procedures

In Part A: Commissioning and Testing Procedures, the following new paragraph will be added under Section 2, Tests after Synchronisation of each Unit and Unit Commercial Operations Tests, paragraph (b) (i), at the end of the third bullet point.

"For the sole purpose of the testing of the First Plant Additional Unit for that Unit's Capacity Demonstration Test for the tests to establish the Commercial Operation Date of the Expanded First Plant, the Capacity of that Unit is determined by measuring the output of the Unit using the metering at the generator terminals."

4.    MUTUAL REPRESENTATIONS

4.1 Each Party represents, warrants and undertakes to the other that:

(a)

This Second Amendment Agreement does not and will not conflict with or result in any breach or constitute a default under any agreement, instrument or obligation to which that Party is a party or by which it is bound;

(b)

All necessary authorisations and consents to enable or entitle such Party to enter into this Second Amendment Agreement and which are material in the context of this Second Amendment Agreement have been obtained and will remain in full force and effect during the term of this Second Amendment Agreement;

(c)

That Party shall obtain, effect and maintain all governmental licenses, authorisations, consents, registrations, filings or approvals which are at any time necessary to enable it to comply with and/or perform its obligations under this Second Amendment Agreement;

5.    MISCELLANEOUS

5.1    Continuing obligations

The provisions of the Third A&R PPA shall, save as amended by this Second Amendment Agreement, and the provisions of the Direct Agreement entered into by and between KPLC, Overseas Private Investment Corporation, and OrPower 4, shall continue in full force and effect.

Second Amendment Agreement

5.2    Further assurance

The Parties shall, at their own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or intended to be effected pursuant to this Second Amendment Agreement.

5.3    Variation

This Second Amendment Agreement may not be varied nor any of its provisions waived except by an agreement in writing signed by the Parties.

5.4    Waivers of Rights

No delay or forbearance by either Party in exercising any right, power, privilege or remedy under this Second Amendment Agreement shall operate to impair or be construed as a waiver of such right, power, privilege or remedy.

5.5    Notices

Any notice or other communication to be given by one Party to the other under or in connection with this Second Amendment Agreement shall be given in writing and may be delivered or sent by prepaid airmail or facsimile or to the recipient at the address, and marked for the attention of the person, specified in Schedule 8 of the Third A&R PPA or such other address or person from time to time designated by notice to the other in accordance with the notice provisions of the A&R PPA; and any such notice or communication shall be deemed to be received upon delivery, or five (5) days after posting, or on confirmation of transmission when sent by facsimile.

5.6    Effect of Illegality

If for any reason whatever any provision of this Second Amendment Agreement is or becomes or is declared by any court of competent jurisdiction to be invalid, illegal or unenforceable, then in any such case the Parties will negotiate in good faith with a view to agreeing one or more provisions to be substituted therefore which are not invalid, illegal or unenforceable and produce as nearly as is practicable in all the circumstances the appropriate balance of the commercial interests of the Parties.

5.7    Entire Agreement

This Second Amendment Agreement, together with the Third A&R PPA and the Direct Agreement, contains or expressly refers to the entire agreement between the Parties with respect to its subject matter and expressly excludes any warranty, condition or other undertaking implied at law or by custom and supersedes all previous agreements and understandings between the Parties with respect to its subject matter and each of the Parties acknowledges and confirms that it does not enter into this Second Amendment Agreement in reliance on any representation, warranty or other undertaking by the other Party not fully reflected in the terms of this Second Amendment Agreement.

5.8    Counterparts

This Second Amendment Agreement may be executed in two counterparts and by each Party on a separate counterpart, each of which when executed and delivered shall constitute an original, but both counterparts shall together constitute but one and the same instrument.

5.9    Waiver of Sovereign Immunity

KPLC agrees that the execution, delivery and performance by it of this Second Amendment Agreement and the obligations hereunder, constitute private and commercial acts.

Second Amendment Agreement

In furtherance of the foregoing, KPLC agrees that:

(a)

should any proceedings be brought against KPLC or its assets in any jurisdiction in connection with this Second Amendment Agreement, or in connection with any of KPLC's obligations or any of the transactions contemplated by this Second Amendment Agreement, no claim of immunity from such proceeding will be claimed by or on behalf of itself or any of its assets;

(b)	it waives any right of immunity which KPLC or any of its assets has or may have in the future in any jurisdiction in connection with any such proceedings.

5.10    Governing Law

This Second Amendment Agreement shall be governed by and construed in all respects in accordance with the laws of Kenya.

5.11    Dispute Resolution

The provisions of Clause 19 (entitled "Dispute Resolution") of the Third A&R PPA shall apply, mutatis mutandis, to any dispute under or in connection with this Second Amendment Agreement.

AS WITNESS the hands of the duly authorised representatives of the Parties the day and year first above written.

Signed and Sealed for and on behalf of The Kenya Power & Lighting Company Limited [SIGNATURE] Director [SIGNATURE] Secretary	) ) ) )

Signed for and on behalf of	)
OrPower 4 Inc.: by Ernest Mabwa

Authorised Signatory

Second Amendment Agreement

List of Abbreviations

To promote clarity the following is a listing of the definitions used within these schedules. Where there is a conflict between this list and a definition within the schedules then the definition in the schedules shall be used.

P1AE	=	the non escalable component of portion of the Capacity Charge Rate of the First Plant as defined in Schedule 5, Part B (expressed in US$/kW/month);

P1AF	=	the non escalable component of portion of the Capacity Charge Rate of the First Plant as defined in Schedule 5, Part B (expressed in US$/kW/month);

P1AG	=	the non escalable component of portion of the Capacity Charge Rate of the First Plant as defined in Schedule 5, Part B (expressed in US$/kW/month);

P1BE P1BF P1BG P2A	= = = =

the escalable component of the Capacity Charge Rate of the First Plant;

the escalable component of the Capacity Charge Rate of the First Plant;

the escalable component of the Capacity Charge Rate of the First Plant;

the non escalable component of the Capacity Charge Rate of the          Second Plant as defined in Schedule 5, Part B (expressed in US$/kW/month);

P3A	=	the non escalable component of the Capacity Charge Rate of the Third Plant as defined in Schedule 5, Part B (expressed in US$/kW/month);

P4A	=	the non escalable component of the Capacity Charge Rate of the Fourth Plant as defined in Schedule 5, Part B (expressed in US$/kW/month);

PlACPtp	=	the total of the Actual Capacity Payments of the First Plant received in the Operating Year for each month up to and including month m;

P2ACPtp	=	the total of the Actual Capacity Payments of the Second Plant received in the Operating Year for each month up to and including month m;

P3ACPtp	=	the total of the Actual Capacity Payments of the Third Plant received in the Operating Year for each month up to and including month m;

P4ACPtp	=	the total of the Actual Capacity Payments of the Fourth Plant received in the Operating Year for each month up to and including month m;

P1ACy	=	the Available Capacity of the First Plant in Settlement Period y (expressed in kW);

P2ACy	=	the Available Capacity of the Second Plant in Settlement Period y (expressed in kW);

P3ACy	=	the Available Capacity of the Third Plant in Settlement Period y (expressed in kW);

P4ACy	=	the Available Capacity of the Fourth Plant in Settlement Period y (expressed in kW);

P1AMAp	=	the Actual Monthly Availability of the First Plant in month p (expressed in kWh);

P2AMAp	=	the Actual Monthly Availability of the Second Plant in month p (expressed in kWh);

Second Amendment Agreement

P3AMAp	=	the Actual Monthly Availability of the Third Plant in month p (expressed in kWh);
P4AMAp	=	the Actual Monthly Availability of the Fourth Plant in month p (expressed in kWh);
bara	=

the unit of measurement of pressure with respect to absolute zero pressure as defined in the International Standards Organisation Standard ISO 1000:1992 Specification for SI Units and Recommendations for Use of Their Multiples and Certain Other Units;

P1C	=	the percentage of P1VE and of P1VF represented by the fixed Capacity Charge Rate;
P2C	=	the percentage of P2V represented by the fixed Capacity Charge Rate;
P3C	=	the percentage of P3V represented by the fixed Capacity Charge Rate;
P4C	=	the percentage of P4V represented by the fixed Capacity Charge Rate;
P1CC	=	the Contracted Capacity (expressed in kW) of the First Plant;
P2CC	=	the Contracted Capacity (expressed in kW) of the Second Plant;
P3CC	=	the Contracted Capacity (expressed in kW) of the Third Plant;
P4CC	=	the Contracted Capacity (expressed in kW) of the Fourth Plant;
P1CCREp	=	Portion of the Capacity Charge Rate of the First Plant for month p (expressed in US $/kW);
P1CCRFp	=	Portion of the Capacity Charge Rate of the First Plant for month p (expressed in US $/kW);
P2CCRP	=	the Capacity Charge Rate of the Second Plant for month p (expressed in US $/kW);
P3CCRp	=	the Capacity Charge Rate of the Third Plant for month p (expressed in US $/kW);
P4CCRp	=	the Capacity Charge Rate of the Fourth Plant for month p (expressed in US $/kW);
CCy	=	the Contracted Capacity (expressed in kW) for Settlement Period y;
CPIb	=	with respect to the Early Generation Facility, the United States Consumer Price Index for June 1996 or as otherwise described in Schedule 5, Part B (“Plant Tariff’);
P1CPIb	=	with respect to the First Plant, the United States Consumer Price Index for March 2005 (= 193.30) or as otherwise described in Schedule 5 of Part B (“Plant Tariff’);
P2CPIb	=	with respect to the Second Plant, the United States Consumer Price Index for July 2009 = 215.35 or as otherwise described in Schedule 5 of Part B (“Plant Tariff’);
P3CPIb	=	with respect to the Third Plant, the United States Consumer Price Index for July 2009 = 215.35 or as otherwise described in Schedule 5 of Part B (“Plant Tariff’);
P4CPIb	=	with respect to the Fourth Plant, the United States Consumer Price Index for July 2009 = 215.35 or as otherwise described in Schedule 5 of Part B (“Plant Tariff’);
CPIp-1	=	the United States Consumer Price Index for the month 3 months prior to month p;
P1CPp	=	the Capacity Payment of the First Plant for month p (expressed in US $);
P2CPp	=	the Capacity Payment of the Second Plant for month p (expressed in US $);
P3CPp	=	the Capacity Payment of the Third Plant for month p (expressed in US $);

Second Amendment Agreement

P4CPp	=	the Capacity Payment of the Fourth Plant for month p (expressed in US $);
P1ECRb	=	the Base Energy Charge Rate of the First Plant;
P2ECRb	=	the Base Energy Charge Rate of the Second Plant;
P3ECRb	=	the Base Energy Charge Rate of the Third Plant;
P4ECRb	=	the Base Energy Charge Rate of the Fourth Plant;
P1ECRp	=	the Energy Charge Rate of the First Plant (expressed in US$/kWh) in month p;
P2ECRp	=	the Energy Charge Rate of the Second Plant (expressed in US$/kWh) in month p;
P3ECRp	=	the Energy Charge Rate of the Third Plant (expressed in US$/kWh) in month p;
P4ECRp	=	the Energy Charge Rate of the Fourth Plant (expressed in US$/kWh) in month p;
EGACy	=	the Early Generation Available Capacity in Settlement Period y (expressed in kW);
EGACPtp	=	the total of the Actual Capacity Payments of the Early Generation Facility received in the Operating Year for each month up to and including month m;
EGCC	=	the Contracted Capacity of the Early Generation Facility (expressed in kW);
EGCCRp	=	the Capacity Charge Rate of the Early Generation Facility for month p (expressed in US$/kW/month)
EGCPp	=	the Capacity Payment of the Early Generation Facility for month p (expressed in USS);
EGD	=	the duration in years between the Early Generation Commercial Operation Date and the planned date of the Early Generation Cessation Date;
EGECp	=	the aggregate amount of Energy Charges (US$) of the Early Generation Facility payable in respect of month p;
EGECRb	=	the Base Energy Charge Rate of the Early Generation Facility;
EGECRp	=	the Energy Charge Rate (expressed in US$/kWh) of the Early Generation Facility prevailing in month p;
EGLC	=	the Capacity of the Early Generation Facility not Available as a result of the event of Force Majeure (expressed in kW);
EGMTAp	=	the Monthly Target Availability of the Early Generation Facility (expressed in kWh);
EGNEOp	=	the aggregate Net Electrical Output (kWh) of the Early Generation Facility in month p;
EGOA	=	Annual Outage Allowance of the Early Generation Facility – as described in Schedule 3;
EGSMAp	=

the Scheduled Maintenance Allowance of the Early Generation Facility in month p (expressed in kWh) representing the total energy not available for delivery in month p due to scheduled maintenance outages computed assuming the Early Generation Capacity would otherwise have been dispatched at its Contracted Capacity calculated using the values of EGSMA set forth in Schedule 3;

Second Amendment Agreement

EGUSMAP	=	the Unscheduled Maintenance allowance of the Early Generation Facility in month p (expressed in kWh);
P1DE	=	the percentage of Pl VE represented by escalable costs;
P1DF	=	the percentage of P1VF represented by escalable costs;
P1DG	=	the percentage of P1VG represented by escalable costs;
P2D	=	the percentage of P2V represented by escalable costs;
P3D	=	the percentage of P3V represented by escalable costs;
P4D	=	the percentage of P4V represented by escalable costs;
HP	=	the hours in month p;
Hr	=	the enthalpy of the geothermal fluid expressed in kJ/kg at each well head at the instant that a reading of MF, is taken;
Hy	=	the number of hours in a year being eight thousand seven hundred and sixty (8760);
Hz	=

the unit of measurement of frequency as defined in the International Standards Organisation Standard ISO 1000:1992 Specification for SI Units and Recommendations for Use of Their Multiples and Certain Other Units;

P1LC	=	the Capacity of the First Plant not Available as a result of the event of Force Majeure (expressed in kW);
P2LC	=	the Capacity of the Second Plant not Available as a result of the event of Force Majeure (expressed in kW);
P3LC	=	the Capacity of the Third Plant not Available as a result of the event of Force Majeure (expressed in kW);
P4LC	=	the Capacity of the Fourth Plant not Available as a result of the event of Force Majeure (expressed in kW);
P1MECp	=	the aggregate amount of Energy Charges (USS) of the First Plant payable in respect of month p;
P2MECp	=	the aggregate amount of Energy Charges (USS) of the Second Plant payable in respect of month p;
P3MECp	=	the aggregate amount of Energy Charges (US$) of the Third Plant payable in respect of month p;
P4MECp	=	the aggregate amount of Energy Charges (USS) of the Fourth Plant payable in respect of month p;
MFr	=	the mass flow rate of geothermal fluid at each well head expressed in kg/s;
PIMTAp	=	the Monthly Target Availability of the First Plant (expressed in kWh);
P2MTAp	=	the Monthly Target Availability of the Second Plant (expressed in kWh);
P3MTAp	=	the Monthly Target Availability of the Third Plant (expressed in kWh);
P4MTAp	=	the Monthly Target Availability of the Fourth Plant (expressed in kWh);
My	=	the number of months in a year being twelve (12);
PlNEOp	=	the aggregate Net Electrical Output (kWh) of the First Plant in month p;
P2NEOp	=	the aggregate Net Electrical Output (kWh) of the Second Plant in month p;
P3NE0p	=	the aggregate Net Electrical Output (kWh) of the Third Plant in month p;
P4NE0p	=	the aggregate Net Electrical Output (kWh) of the Fourth Plant in month p;
NEOt	=	the Net Electrical Output delivered during the test expressed in kWh;
P1OA	=	the Annual Outage Allowance of the First Plant - as set forth in Schedule 3;
P2OA	=	the Annual Outage Allowance of the Second Plant - as set forth in Schedule 3;

Second Amendment Agreement

P3OA	=	the Annual Outage Allowance of the Third Plant - as set forth in Schedule 3;
P40A	=	the Annual Outage Allowance of the Fourth Plant - as set forth in Schedule 3;
P1PPAt	=	the number of years between the Full Commercial Date of the First Plant and end of the end of the Term;
P2PPAt	=	the number of years between the Full Commercial Date of the Second Plant and end of the end of the Term;
P3PPAt	=	the number of years between the Full Commercial Date of the Third Plant and end of the end of the Term;
P4PPAt	=	the number of years between the Full Commercial Date of the Fourth Plant and end of the end of the Term;
P1SMAp	=

the Scheduled Maintenance Allowance of the First Plant in month p (expressed in kWh) representing the total energy available for delivery in month p due to scheduled maintenance outages computed assuming the First Plant would otherwise have been dispatched at it Contracted Capacity;

P2SMAp	=

the Scheduled Maintenance Allowance of the Second Plant in month p (expressed in kWh) representing the total energy available for delivery in month p due to scheduled maintenance outages computed assuming the Second Plant would otherwise have been dispatched at it Contracted Capacity;

P3SMAp	=

the Scheduled Maintenance Allowance of the Third Plant in month p (expressed in kWh) representing the total energy available for delivery in month p due to scheduled maintenance outages computed assuming the Third Plant would otherwise have been dispatched at it Contracted Capacity;

P4SMAp	=

the Scheduled Maintenance Allowance of the Fourth Plant in month p (expressed in kWh) representing the total energy available for delivery in month p due to scheduled maintenance outages computed assuming the Fourth Plant would otherwise have been dispatched at it Contracted Capacity;

SP	=	the number of Settlement Periods in the year;
P1USMAp	=	the Unscheduled Maintenance allowance of the First Plant in month p (expressed in kWh);
P2USMAp	=	the Unscheduled Maintenance allowance of the Second Plant in month p (expressed in kWh);
P3USMAp	=	the Unscheduled Maintenance allowance of the Third Plant in month p (expressed in kWh);
P4USMAp	=	the Unscheduled Maintenance allowance of the Fourth Plant in month p (expressed in kWh);
P1VE	=	Portion of the Base Capacity Charge
P1VF	=	Portion of the Base Capacity Charge
P1VG	=	Portion of the Base Capacity Charge
P2V	=	the Base Capacity Charge Rate of the Second Plant;
P3V	=	the Base Capacity Charge Rate of the Third Plant; and
P4V	=	the Base Capacity Charge Rate of the Fourth Plant.

Second Amendment Agreement

Schedule 5 Part B, Part Bl: First Plant Tariff of the Olkaria PPA

Part B: Plant Tariff

Part Bl: First Plant Tariff

The total levels of tariff payments in respect of the First Plant in each month shall be according to the following:

(i)	Following the Early Generation Cessation Date but prior to the Full Commercial Operation Date of the First Plant the total tariff payments in any month shall be equal to PIMECp; and

(ii)	Following the Full Commercial Operation Date of the First Plant for the remainder of the Term the total tariff payments in any month shall be equal to PIMECp plus PICPp.

Where PIMECp and PICPp are calculated in accordance with Part Bl of this Schedule.

Energy Charges of the First Plant

1            Calculation of Energy Charges of the First Plant

For the purposes of Clause 10.2, KPLC shall pay to the Seller Energy Charges in respect of the Net Electrical Output of the First Plant in each month calculated as follows:

PIMECp = PINEOp x PlECRp

where:

PlMECp	=	the aggregate amount of Energy Charges (US$) payable in respect of month p for the First Plant;

PINEOp	=	the aggregate Net Electrical Output (kWh) of the First Plant in month p; and

PlECRp	=	the Energy Charge Rate (expressed in US$/kWh) in month p for the First Plant as calculated in accordance with Paragraph 2 directly below.

2.	Energy Charge Rate

The Energy Charge Rate, PlECRp, for the First Plant in month p shall be calculated as follows:

where:

P1ECRb         =         zero point zero one nine two four US Dollars per kWh (0.01924 US$/kWh) the Base Energy Charge Rate of the First Plant;

CPIp-1         =         as previously defined; and

P1CPIb         =         the United States Consumer Price Index for March 2005 = 193.30

The royalty charge, currently set at 0.004US$/kWh, will be added to the Energy Charge Rate of the First Plant at cost.

Second Amendment Agreement

Capacity Payments

1	Capacity Charge Rate

1.1	The Capacity Charge Rate for the First Plant during each month consists of the following three components:

P1CCREp with respect to 20.69% portion (P1CCE) of the Contracted Capacity of the First Plant; and

P1CCRFp with respect to 62.07% portion (P1CCF) of the Contracted Capacity of the First Plant; and

P4CCRp with respect to 17.24% portion (P1CCG) of the Contracted Capacity of the First Plant.

P1CCE, P1CCF, and P1CCG shall be calculated as follows:

P1CCE = P1CC x 0.2069

P1CCF = PICCx 0.6207

P1CCG = PICCx 0.1724

where:

P1CC = the Contracted Capacity of the First Plant (expressed in kW).

Second Amendment Agreement

1.2	PICCREp, PICCRFp, and PICCRGp during each month shall be calculated as follows:

1.2.1	Calculation of PICCREp

P1CCREp = P1AE + P1BE-Rp

where:

P1CCREp = the Capacity Charge Rate of the First Plant for P1CCE for month p, (expressed in US$/kW/month)

(the non-escalable component of the Capacity Charge Rate of the First Plant)

P1VE         =          P1VE1 for the period commencing on the Full Commercial Operation Date of the First Plant and ending on the eleventh (11th) anniversary of the Full Commercial Operation Date of the First Plant;

Or

  =         P1VE2 for the period after the eleventh (11th) anniversary of the Full Commercial Operation Date of the First Plant.

where:

P1VE1         =         five hundred sixty one point six three six US Dollars per kW per year
(561.636 US$/kW/year) the P1CCE Base Capacity Charge Rate of the First Plant;

P1VE2        =         12 x (PICCREp + Rp) of the month in which the eleventh (11th) anniversary of the Full Commercial Operation Date of the First Plant occurs; and

PIC             =       the percentage of P1VE represented by the fixed Capacity Charge Rate of the First Plant, which shall be fifty per cent (50%) until the day which is the eleventh (11th) anniversary of the Full Commercial Operation Date of the First Plant, and which shall be seventy-five per cent (75%) thereafter; and

(the escalable component of the Capacity Charge Rate of the First Plant)

where:

P1DE          =         the percentage of P1VE represented by the escalable costs such as fixed O&M costs, insurance and administrative costs, Pl DE = 100%-PIC;

CPIp-1          =         as previously defined;

P1CPIb         =         P1CPIb1 for the period commencing on the Full Commercial Operation Date of the First Plant and ending on the eleventh (11th) anniversary of the Full Commercial Operation Date of the First Plant;

or

   =         P1CPIb2 for the period after the eleventh (11th) anniversary of the Full Commercial Operation Date of the First Plant.

where:

P1CPIb1         =         the United States Consumer Price Index for March 2005 = 193.30; and

P1CPIb2         =         CPIp-1 of the month in which the eleventh (11th) anniversary of the Full Commercial Operation Date of the First Plant occurs.

Second Amendment Agreement

(the reduction in the Capacity Charge Rate of the First Plant for month p, expressed in US$/kW/month)

where:

P1R         =         P1RY/12

P1RY         =         twenty-five US Dollars and fifty US cents per kW per year (25.50 US$/kW/year)

P1CPIb3         =         the United States Consumer Price Index for July 2003 = 183.9

CPIp-1         =         as previously defined.

1.2.2      Calculation of P1CCRFp

P1CCRFp = P1AF + P1BF

where:

P1CCRFp         =         the Capacity Charge Rate of the First Plant for P1CCF for month p, (expressed US$/kW/month

(the non-escalable component of the Capacity Charge Rate of the First Plant)

P1VF            =       PIVF1 for the period commencing on the Full Commercial Operation Date of the First Plant and ending on the eleventh (11th) anniversary of the Full Commercial Operation Date of the First Plant;

or

=         P1VF2 for the period after the eleventh (11th) anniversary of the Full Commercial Operation Date of the First Plant.

where:

P1VF1            =         four hundred eighty-five US Dollars per kW per year (485 US$/kW/year) the P1CCF Base Capacity Charge Rate of the First Plant; and

P1VF2            =         12 x P1CCRFp of the month in which the eleventh (11th) anniversary of the Full Commercial Operation Date of the First Plant occurs; and

P1C                =         as previously defined; and

(the escalable component of the Capacity Charge Rate of the First Plant)

where:

P1DF         =         the percentage of P1VF represented by escalable costs such as fixed O&M costs, insurance and administrative costs, P1DF = 100% - P1C

Second Amendment Agreement

CPIp-1          =         as previously defined;

P1CPIb         =       P1CPIb1 for the period commencing on the Full Commercial Operation Date of the First Plant and ending on the eleventh (11th) anniversary of the Full Commercial Operation Date of the First Plant;

or

=       P1CPIb2 for the period after the eleventh (11th) anniversary of the Full Commercial Operation Date of the First Plant.

where:

P1CPIb1         =       the United States Consumer Price Index for March 2005 = 193.30; and

P1CPIb2         =       CPIp-1 of the month in which the eleventh (11th) anniversary of the Full Commercial Operation Date occurs.

1.2.3      Calculation of P1CCRGp

P1CCRGp = P1AG + P1BG

where:

P1CCRGp       =       the Capacity Charge Rate of the First Plant for P1CCG for month p, (expressed US$/kW/month)

(the non-escalable component of the Capacity Charge Rate of the First Plant)

P1VG            =      P1VG1 for the period commencing on the Full Commercial Operation Date of the Fourth Plant and ending on the eleventh (11th) anniversary of the Full Commercial Operation Date of the Fourth Plant;

or

=       P1VG2 for the period after the eleventh (11th) anniversary of the Full Commercial Operation Date of the Fourth Plant.

where:

P1VG1          =      five hundred twenty-five US Dollars and fourty-five cents per kW per year (525.45 US$/kW/year) the P1CCG Base Capacity Charge Rate of the First Plant; and

P1VG2          =       12 x P1CCRGp of the month in which the eleventh (11th) anniversary of the Full Commercial Operation Date of the Fourth Plant occurs; and

P1C               =       as previously defined; and

(the escalable component of the Capacity Charge Rate of the First Plant)

Second Amendment Agreement

where:

P1DG         =         the percentage of P1VG represented by escalable costs such as fixed O&M costs, insurance and administrative costs, P1DG = 100% - PIC

CPIp-1         =         as previously defined;

P4CPIb         =         P4CPIb1 for the period commencing on the Full Commercial Operation Date of the Fourth Plant and ending on the eleventh (11th) anniversary of the Full Commercial Operation Date of the Fourth Plant;

or

=         P4CPIb2 for the period after the eleventh (11th) anniversary of the Full Commercial Operation Date of the Fourth Plant.

where:

P4CPIb1         =         the United States Consumer Price Index for July 2009 = 215.35;

and

P4CPIb2         =         CPIp-1 of the month in which the eleventh (11th) anniversary of the Full Commercial Operation Date of the fourth plant occurs.

2.	Pass Through Cost

This subsection 2 is for the KPLC’s internal purposes only, and shall not affect the calculation of Capacity Payments payable to OrPower 4.

The Capacity Charge Rate for the First Plant during each month calculated in accordance with this Part B of Schedule 5 shall include a pass through component to consumers being a fuel displacement cost as follows:

(i)	With respect to 25% portion (P1CCE) of the Contracted Capacity of the First Plant as specified in this Part Bl of Schedule 5:

P1CCREpt1         =         325.749 US$kW/yr (58% of the base Capacity Charge Rate of the First Plant of 561.636 US$/kW/yr)

(ii)	With respect to the remaining portion (P1CCF) of the Contracted Capacity of the First Plant:

P1CCREpt2         =         281.3 US$/kW/yr (58% of the base Capacity Charge Rate of the First Plant of 485 US$/kW/yr)

where:

P1CCREpt1         =         pass through component of P1CCREP

P1CCREpt2         =         pass through component of P1CCRFP

Application of this Pass Through arrangement with regard to Plant 1 ceased on 1st December 2013.

Second Amendment Agreement

3.	Calculation of Capacity Payments of the First Plant

The Seller shall be entitled to Capacity Payments in respect of Capacity of the First Plant in each month calculated as follows:

P1CPp = P1CCREp x P1CCE + P1CCRFp x P1CCF+ P1CCRGp x P1CCG

where:

P1CPp	=	the Capacity Payment of the First Plant for month p (expressed US$);
PICCREp	=	the Capacity Charge Rate of the First Plant for P1CCE for month p (expressed in US$/kW/month)
PICCRFp	=	the Capacity Charge Rate of the First Plant for P1CCF for month p (expressed in US$/kW/month
PICCRGp	=	the Capacity Charge Rate of the First Plant for P1CCG for month p (expressed in US$/kW/month
P1CCE	=	the portion of the Contracted Capacity of the First Plant as previously defined (expressed in kW)
P1CCF	=	the portion of Contracted Capacity of the First Plant as previously defined (expressed in kW)
P1CCG	=	the portion of Contracted Capacity of the First Plant as previously defined (expressed in kW)

4.	Monthly Availabilities of the First Plant

For each month in each Operating Year, starting with the month in which the Full Commercial Operation Date of the First Plant occurs, there shall be calculated a Monthly Target Availability of the First Plant and an Actual Monthly Availability of the First Plant as follows:

(i)	Monthly Target Availability of the First Plant

P1MTAp = (P1CC x Hp) – P1SMAp – P1USMAp

where:

PIMTAp	=	the Monthly Target Availability of the First Plant (expressed in kWh);
P1CC	=	as previously defined;
Hp	=	as previously defined;
PlSMAp	=

the Scheduled Maintenance Allowance of the First Plant in month p (expressed in kWh) representing the total energy not available for delivery in month p due to scheduled maintenance outages computed assuming the First Plant would otherwise have been dispatched at its Contracted Capacity; and

P1USMAp	=	the Unscheduled Maintenance Allowance of the First Plant in month p (expressed in kWh) shall be calculated using the following formula:

P1PPAt         =         the number of years between the Full Commercial Date of the First Plant and the end of the Term;

Hy         =         as previously defined;

My         =         as previously defined; and

P1OA         =         The Annual Outage Allowance of the First Plant - as set forth in Schedule 3.

Second Amendment Agreement

Where the Contracted Capacity of the First Plant changes after the Full Commercial Operation Date of the First Plant, then PlUSMAp shall be recalculated from the date of the change in the Contracted Capacity of the First Plant. P1PPA1 shall be the number of years between the date of the Contracted Capacity of the First Plant change and the end of the Term which does not have to be an integer, P1CC shall be the revised Contracted Capacity of the First Plant in kW and all other parameters shall be those as in the initial calculation.

(ii) Actual Monthly Availability of the First Plant

where:

 P1AMAp         =         the Actual Monthly Availability of the First Plant in the month p (expressed in kWh)

 P1ACy         =         the Available Plant Capacity of the First Plant in Settlement Period y (expressed in kW)

5.	Adjustment of Capacity Payments of the First Plant for Monthly Availability of the First Plant - First Month of Operating Year

If in the first month of an Operating Year, starting with the month in which the Full Commercial Operation Date of the First Plant occurs, the Actual Monthly Availability of the First Plant is less than the Monthly Target Availability of the First Plant, the Capacity Payment of the First Plant for that month shall be multiplied by the factor:

P1AMAp

P1MTAp

6.	Adjustment of Capacity Payments of the First Plant for Monthly Availability of the First Plant - Subsequent Months of Operating Year

If in any subsequent month m of an Operating Year, the sum of the individual Actual Monthly Availabilities of the First Plant for the year to date is less than the sum of the Individual Monthly Target Availabilities of the First Plant for the year to date, then the Capacity Payment of the First Plant for that month shall be adjusted such that where:

 P1ACPtp         =         the total of the Actual Capacity Payments of the First Plant received in the Operating Year for each month up to and including month m.

Second Amendment Agreement

If in any subsequent month m of an Operating Year, the sum of the individual Actual Monthly Availabilities of the First Plant for the year to date is greater than or equal to the sum of the individual Monthly Target Availabilities of the First Plant for the year to date, then the Capacity Payment of the First Plant for that month shall be adjusted, if such an adjustment is required, such that:

7.    Force Majeure Payments

For any month in which all or part of the Capacity of the First Plant is unavailable as a result of Force Majeure, the Seller shall be entitled to Capacity Payments for the First Plant which shall be calculated under paragraph 3 and as follows, and pro rated for such number of hours during which the Force Majeure exists in the month:

P1LC x P1A

where:

 P1LC         =         the Capacity of the First Plant not Available as a result of the event of Force Majeure; (expressed in kW); and

 P1A         =         90% of the Capacity Charge Rate of the First Plant as defined in paragraph 1 above (expressed in US$/kW/month)

The payment under paragraph 3 shall be reduced by an amount equal to the Capacity Payment for such hours for the First Plant the Seller would have received had the Force Majeure event not occurred.

For the purposes of this paragraph “Force Majeure” shall not include events or circumstances specified in Clauses 15.1(ii), (iii) and (iv), save that in respect of Clause 15. l(iii), this paragraph shall apply if epidemics or plagues materially affect the operation of the Plant.

8.    Changes in Contracted Capacity of the First Plant

In the event that the Contracted Capacity of the First Plant is altered under the provisions of this Agreement during any month, the calculation of payments shall be adjusted pro rata to reflect the differing proportions of the month for which differing Contracted Capacities of the First Plant were agreed.

“Figure 4 (Plant Drawings) are hereby replaced by the attached updated drawings”.

FROM PLANT 1 - 11KV SWITCHGEAR - U1A
FROM PLANT 1 - 11KV SWITCHGEAR - U1B
PLANT 2 - 11KV SWITCHGEAR - U1C
PLANT 3 - 11KV SWITCHGEAR - U1D
PLANT 4 - 11KV SWITCHGEAR - U1E
PLANT 1
PLANT 2
PLANT 3
PLANT 4
DELIVERY POINT PLANT 1
DELIVERY POINT PLANT 2
DELIVERY POINT PLANT 3
DELIVERY POINT PLANT 4
POWER SHELTER #41
POWER SHELTER #42
ORMAT SCOPE
INTERFACE POINT IP123
230kV T-LINE FIRST POLE INSULATORS
KPLC EXISTING 230KV T-LINE
FIBER OPTIC CABLE LINK
OLKARIA PLANTS
ONE LINE DIAGRAM
ORMAT
0.002.96.458.0
SHEET 1 of 1

11KV SWITCHGEAR - U1B
3000A, 11kV, 50Hz, 3PH, 1000MVA
POWER SHELTER #6
POWER SHELTER #5
POWER SHELTER #4
PROVISION FOR ADDITIONAL BREAKER
WELL PADS
TO CSC
3000A, 11kV BUS DUCT 1A
3000A, 11kV BUS DUCT 1B
TPP1
TPP2
T1A
T1B
11KV SWITCHGEAR - U1A (EXISTING)
NEW 11KV SWITCHGEAR - U1F
EMERGENCY AUX. NEW BOARD
ATS3A
DG3A
STATION EMERGENCY LOADS
STATION AUX. LOADS
STATION EMERGENCY EXISTING BOARD
STATION AUX. LOADS EXISTING BOARD
U3T
U3E
U3G
U3D
SPARE
MTR1
MTR2
MTR9
DELIVERY POINT
BACK UP METERING SYSTEM
OLKARIA III POWER PLANT
220kV SUBSTATION
FOR FURTHER PART OF 220kV BUS
REFER TO DWG. 0.002.96.458.0
ORMAT
OLKARIA III PLANT
PLANT 1 - GENERAL
ONE LINE DIAGRAM
7.082.95.001.0
1 of 1